UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 8, 2024
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation or organization)	0-53713 (Commission File Number)	27-0383995 (I.R.S. Employer Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $5.00 per share	OTTR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Otter Tail Corporation (the “Company”) held its Annual Shareholder Meeting on April 8, 2024, in a virtual format. A total of 41,776,900 shares of the Company’s common stock were entitled to vote as of the close of business on February 8, 2024, the record date for the Annual Meeting, of which 34,351,448 were voted in person or by proxy at the Annual Meeting, with virtual attendance constituting in person attendance at the Annual Meeting. The matters voted upon and approved by the Company’s shareholders were:
1.the election of three members to the Board of Directors;
2.the approval, in a non-binding advisory vote, of the compensation provided to the Named Executive Officers as described in the Proxy Statement; and
3.the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year 2024.
The following is a summary of the voting results for each matter presented to the shareholders:
Election of Directors:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes

Mary E. Ludford	27,346,252	649,371	6,355,825
Charles S. MacFarlane	27,691,784	303,839	6,355,825
Thomas J. Webb	27,548,873	446,750	6,355,825
All three directors were elected, or re-elected, to serve three-year terms expiring at the time of the 2027 Annual Shareholder Meeting and until their successors are duly elected and qualified.
Approval, In a Non-Binding Advisory Vote, of Compensation Provided to the Named Executive Officers as Described in the Proxy Statement:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

26,863,245	749,226	383,152	6,355,825
Ratification of the Appointment of Deloitte & Touche LLP as Otter Tail Corporation’s Independent Registered Public Accounting Firm for the Year 2024:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

33,836,435	400,517	114,496	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION

Date: April 10, 2024	By:	/s/ Jennifer O. Smestad
Jennifer O. Smestad
Vice President, General Counsel and Corporate Secretary